Exhibit 99.1
INVESTOR PRESENTATION September 22, 2022

Copyright © 2022 Sportsman's Warehouse. 2 FORWARD LOOKING STATEMENTS AND NON - GAAP MEASURES This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements in this presentation i nclude, but are not limited to, statements regarding our opportunity for long - term growth via market share gains, ecommerce platform growth and new physical store and distribution center expansion, opportunistic acquisitions, and future year targets and our ability to have sufficient inventory of products in demand by our customers. Investors can identify these statements by the fact that they use words such as "continue", "expect", "may", "opportunity", "plan", "future", "ahead" and sim ilar terms and phrases. The Company cannot assure investors that future developments affecting the Company will be those that it has anticipated. Actual results may differ materially from these expectations due to many factors including, but not limited to: current and future government regulations relating to the sales of firearms and ammunition, which may impact the supply and demand of our products and ability to conduct our business, our retail - based business model, general economic, market and other conditions, changes in consumer spending, our concentration of stores in the Western United States , c ompetition in the outdoor activities and specialty retail market, changes in consumer demands or preferences, our expansion into new markets and planned growth, the impact of COVID - 19 on our operations, and other factors that are set forth in our filings with the Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10 - K for the fiscal year ended January 29, 2022, which was filed with the SEC on March 30, 2022, and our other public filings made with the SEC a nd available at www.sec.gov .. If one or more of these risks or uncertainties materialize, or if any of the Company’s assumptions prove incorrect, the Compa ny’ s actual results may vary in material respects from those projected in these forward - looking statements. Any forward - looking statement made by the Company in this presentation speaks only as of the date on which the Company makes it. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, an d it is not possible for the Company to predict them all. The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. In this presentation, we refer to “ Adjusted EBITDA,” and “Adjusted EBITDA Margin,” which are not financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). For a reconciliation of these measures to the most directly comparable GAAP financial measure , s ee the Appendix to this presentation. As used herein, unless the context otherwise requires, references to “Sportsman’s,” “Sportsman’s Warehouse,” “we,” “us,” and “ou r” refer to Sportsman’s Warehouse Holdings, Inc.

Copyright © 2022 Sportsman's Warehouse. 3 Copyright © 2022 Sportsman's Warehouse. 3 AGENDA Welcome / Breakfast Management Presentations – Part I Store & DC Tours Lunch Management Presentations – Part II

Jon Barker Chief Executive Officer

Copyright © 2022 Sportsman's Warehouse. 5 SPORTSMAN’S WAREHOUSE Copyright © 2022 Sportsman's Warehouse. 5 “We Provide Outstanding Gear and Exceptional Service to Inspire Outdoor Memories”

Copyright © 2022 Sportsman's Warehouse. 6 LEADERSHIP TEAM TRAVIS MANN MATT FRENCH TOM CLEMENT RILEY TIMMER VP, Vis. Merch & Real Estate VP, Compliance VP, Supply Chain & Omni VP, IR & Corp Development 2000 1997 2022 2022 JON BARKER JEFF WHITE SHANE MILLER STEVE STONER SHERRY JANE LOVE CEO CFO SVP, Store Operations SVP, Human Resources SVP, Merchandising 2017 2016 2020 2019 2022

Copyright © 2022 Sportsman's Warehouse. 7 BOARD OF DIRECTORS PHILIP WILLIAMSON RICHARD MCBEE NANCY A. WALSH DIRECTOR DIRECTOR DIRECTOR JOSEPH SCHNEIDER JON BARKER MARTHA BEJAR GREGORY HICKEY CHAIRMAN DIRECTOR DIRECTOR DIRECTOR

Copyright © 2022 Sportsman's Warehouse. 8 $70B+ Estimated Industry Size 1 LARGE, GROWING INDUSTRY WITH STRONG PARTICIPATION AND RETENTION Hunting and Shooting Sports 2 ~14 million new firearm owners in 2020 & 2021 Repeat Customers 2 ~23% of customers who purchased a firearm in 2020, purchased a second firearm in 2021 Increased Participation from Women 2 ~33% of first - time firearms buyers in 2021 were women Diverse Industry Participation 2 Increases in ownership among Women, African American, Hispanic American, and Asian American population Increased Outdoor Participation 3 53% of Americans participate in outdoor activities. Highest participation rate on record Estimate of number of firearms in the U.S. 393.3 million Hunting and Fishing Licenses 4 Increases vs 2019 Camping 5 In 2021, camping accounted for 40% of all leisure trips 1 Based on National Sporting Goods Association 2021 data, industry sources, and Company estimates. 2 NSSF 3 Outdoor Foundation 2021 Participation Trends. 4 US Fish and Wildlife Service National Hunting License Data. 5 KOA North American Camping Report

Copyright © 2022 Sportsman's Warehouse. 9 COMPETITION & MARKET SHARE Resurgence of outdoor participation Fragmented & reduced competition Significant Market Share Opportunity Nimble & entrepreneurial culture, driving quick go - to - market strategies Increasing brand reach & awareness 50K+ independent dealers (65%) Large retailers Regional stores

Copyright © 2022 Sportsman's Warehouse. 10 SPORTSMAN’S WAREHOUSE Conveniently located stores with easy - in , easy - out access Highly trained, experienced employees with “localized ” knowledge Fully integrated omni - channel platform allowing customers to seamlessly shop the full assortment Every day low price leader – limited promotions Deep assortment of brands curated for local demands Differentiated Outdoor Specialty Retailer

Copyright © 2022 Sportsman's Warehouse. 11 Sportsman’s Warehouse Stores FY’22 New Stores U.S. FOOTPRINT CURRENT STORE FOOTPRINT

WE KNOW OUR CUSTOMERS

	Avid Participant	Enthusiast Participant	Casual Participant
	Experts at their craft and study to optimize their performance, including buying best-in-class products to help ensure a great experience	Younger version of our Avid customer but passionate about spending time outdoors and will occasionally spring for a big-ticket item	Occasional outdoor goers who look for great deals whenever possible, which is understandable considering they really aren't brand loyal
AGE	48	36	42
HOUSEHOLD INCOME	$90,000	$85,000	$70,000
HOMEOWNER	✓	✓	✓
SHOPS AT	Home Depot, Walmart	Amazon, Old Navy	Best Buy, Costco
EATS AT	Texas Roadhouse, Chick-Fil-A	Sonic, Cracker Barrel	Carl's Jr., Outback
DRIVES	Chevy Silverado 2500	Ford F-150	Ram 1500
KIDS	3	2	4
OTHER ACTIVITIES	Kid's Sports, College Sports, Church	Kid's Sports, Nascar	Kid's Basketball, UFC
EDUCATION	College Graduate	Some College	College Graduate
LISTENS TO	Country	Country	Country
WORK	Service Company Business Owner	Construction Management	Government Employee

Copyright © 2022 Sportsman's Warehouse.
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Copyright © 2022 Sportsman's Warehouse. 13 We Provide Outstanding Gear and Exceptional Service to Inspire Outdoor Memories KEY COMPANY HIGHLIGHTS Flexible store format with path to 300+ stores Authentic, differentiated outdoor specialty retailer with a growing customer file and loyal customer base Omni channel platform with flexible inventory management Strong growth opportunities due to heightened outdoor participation and industry consolidation Consistent double - digit four - wall adjusted EBITDA margins. Strong balance sheet with low leverage

MERCHANDISING Sherry Jane Love Sr. Vice President of Merchandising

Copyright © 2022 Sportsman's Warehouse. 15 ASSORTMENT STRATEGY & LOCAL ASSORTMENT STRATEGY | DEPTH, BREADTH AND BRANDS Private brand Portfolio of brands

Copyright © 2022 Sportsman's Warehouse. 16 GROWTH OPPORTUNITIES Footwear Apparel Backyard Camping Dog and Pet Outdoor Cooking Power Sports Saltwater Fishing

Copyright © 2022 Sportsman's Warehouse. 17 77 PRIVATE BRAND GROWTH 7% - 9% 4%

Copyright © 2022 Sportsman's Warehouse. 18 Designed for the authentic hunter focused on performance Product is tested in the field to ensure reliability during the hunt Combination of technology, durability, and style at an affordable price Key features & benefits comparable to national best brands Hunt lifestyle - camo

Copyright © 2022 Sportsman's Warehouse. 19 Great gear to provide the best experience on the water and at the campsite Includes gear for all essential fishing and camping needs Quality and value Created and tested by end users Opportunity for growth in category expansion Authentic fishing and camping equipment brand

Copyright © 2022 Sportsman's Warehouse. 20 For the hunter and camper that enjoys outdoor activities with quality gear Tested gear at an affordable price Launched first footwear style in 2022 Created and tested by end users Growth opportunities in category expansion Hunting and camping categories and includes apparel, footwear, and equipment

Copyright © 2022 Sportsman's Warehouse. 21 Insert Image Here Insert Image Here Accessories for the serious hunter or recreational shooter Comparable quality at affordable prices Field tested for reliability and durability Growth opportunities in category expansion Authentic shooting / tactical brand

VISUAL MERCHANDISING Travis Mann Vice President of Real Estate & Visual Merchandising

Copyright © 2022 Sportsman's Warehouse. 23 IMPROVED MERCHANDISING Before & After

Copyright © 2022 Sportsman's Warehouse. 24 IMPROVED MERCHANDISING • Partner with large vendors • Improved sightlines • Improved shopping experience • Drive sales and margins Store within a store concept

Shane Miller Sr. Vice President Store Operations STORE OPERATIONS

Copyright © 2022 Sportsman's Warehouse. 26 “We Provide Outstanding Gear and Exceptional Service to Inspire Outdoor Memories” Store refresh program How we win with customer service / expertise How we engage with customers Conservation The power of reporting

Copyright © 2022 Sportsman's Warehouse. 27 HOW WE WIN WITH CUSTOMER SERVICE AND EXPERTISE • Hire, train, and develop passionate and knowledgeable associates • Provide engaging opportunities to learn and use products and merchandise • Training and sales performance is encouraged, tracked, and rewarded • Regulatory compliance - industry leading

Copyright © 2022 Sportsman's Warehouse. 28 HOW WE ENGAGE WITH CUSTOMERS Credit Card Kiosks Brag Board Shopping Kiosk Fishing Board

Copyright © 2022 Sportsman's Warehouse. 29 HOW WE ENGAGE WITH CUSTOMERS USED FIREARMS: BUY, SELL, & TRADE FIREARM SERVICE PLANS GUNSMITH SERVICES ▪ Increasing demand for locations that buy and sell firearms safely ▪ Encourage trade - ins and trade - ups – 90 active locations ▪ Significantly higher margin on used versus new firearms ▪ Highly accretive and growing product, offering 1 - or - 3 - year plans ▪ Convenient and consistent way to get firearms serviced ▪ Fair pricing with quick turnaround time ▪ Services include ̶ Mounting and bore sighting ̶ Field cleaning ̶ Factory - service augmentation ▪ Offering a full - service, comprehensive gunsmithing center ▪ Full suite of services include repairs, refurbishments, renovations and restorations ▪ Team of handpicked highly experienced gunsmiths ▪ Direct shipping available for all U.S. customers Continuous Focus on Improving Customer Experience While Enhancing Margins

Copyright © 2022 Sportsman's Warehouse. 30 95%+ OF POPULATION SERVICED THROUGH FFL PARTNERSHIPS

Copyright © 2022 Sportsman's Warehouse. 31 STORE REFRESH PROGRAM Before Refresh • Dated fixturing • Poor sightlines • Inefficient checkout • Not visually pleasing

Copyright © 2022 Sportsman's Warehouse. 32 STORE REFRESH PROGRAM • Improved sightlines, merchandise presentation, brand recognition and seasonal intensity • Connect to a new generation of customers while protecting our culture and heritage • Checkout and customer service efficiency • Update stores as old as 24 years After Refresh

Copyright © 2022 Sportsman's Warehouse. 33 STORE REFRESH PROGRAM • Refreshed stores – 2021: 18 stores 2022: 8 stores • Customer satisfaction scores increased on average by 14.3% • Revenue in refresh stores outperforms company comp stores

Copyright © 2022 Sportsman's Warehouse. 34 CONSERVATION AND PUBLIC LAND RESTORATION • 122 stores organize the efforts • Over 250 events held in 2022 • Local community involvement • Preserving the natural beauty of the outdoors Maintain the Terrain Events ~2,000 hours of volunteer labor ~500 volunteers ~10k pounds of trash cleaned from public lands

Copyright © 2022 Sportsman's Warehouse. 35 THE POWER OF REPORTING

Copyright © 2022 Sportsman's Warehouse. 36 THE POWER OF REPORTING

Copyright © 2022 Sportsman's Warehouse. 37 FLEXIBLE STORE FORMAT “Spike Camp” concept stores (~10K sq. ft store) Greater reach to more geographies Value Engineering

Copyright © 2022 Sportsman's Warehouse. 38 STORE & DC TOURS

INVESTOR PRESENTATION September 22, 2022

REAL ESTATE Travis Mann Vice President of Real Estate & Visual Merchandising

Copyright © 2022 Sportsman's Warehouse. 41 REAL ESTATE DEVELOPMENT Methodology Identify Underserved Areas Demographics & Population Size On - the - Ground Market Knowledge NICS Firearms Sales Data Technology (Placer.ai foot traffic data) Sales Model Projections Sportsman’s Warehouse Stores U.S. FOOTPRINT

Copyright © 2022 Sportsman's Warehouse. 42 REAL ESTATE DEVELOPMENT

Copyright © 2022 Sportsman's Warehouse. 43 REAL ESTATE DEVELOPMENT

STRATEGIC OVERVIEW Jon Barker Chief Executive Officer

Copyright © 2022 Sportsman's Warehouse. 45 Significant Store Growth NEW STORE GROWTH Sportsman’s Warehouse Stores FY’22 New Stores U.S. FOOTPRINT 92 103 112 122 131 FY18 FY19 FY20 FY21 FY22E CAGR: 9.2%

Copyright © 2022 Sportsman's Warehouse. 46 Sportsman’s Warehouse Stores U.S. FOOTPRINT Significant New Store Potential 80+ stores in the west Underserved consumer / demand Flexible store format (large & small markets) Within 100 miles of current store to leverage supply chain ACCELERATED STORE EXPANSION STRATEGY

Copyright © 2022 Sportsman's Warehouse. 47 ACCELERATED STORE EXPANSION STRATEGY Estimated 131 Stores in 30 States at End of FY2022 Strategic Filters • Data - driven market prioritization to expand footprint • Convenient locations • Underserved consumer markets • Flexible store formats (7,500 – 65,000 sq. ft.) Financial Targets • >10% 4 - wall EBITDA margin upon maturity • >20% ROIC (including initial inventory) upon maturity • Maturity of new stores expected within 18 - 24 months 92 103 112 122 131 190 - 210 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Accelerated Growth Fleet wide av. of mid - 30K sq feet Target

GROW AND ENHANCE OMNI-CHANNEL

1 Increase reach & database growth through digital maturity


EXTENDING OUR GEOGRAPHIC REACH VIA OUR SIZEABLE FFL NETWORK

- Digital marketing optimization
- Attract adjacent consumers through specialty websites
- Grow and leverage large email loyalty and credit card databases

2 Expand merchandise assortment


TACKLE SHOP

- 3rd party federal firearm license (FFL) partnerships
- Increased dropship partnerships
- Expanding SKUs

3 Leverage stores


SPORTSMAN'S
WAREHOUSE

- 70%+ ecom sourced thru stores & dropship
- Firearms & ammo drive store traffic
- Forward deployment of inventory
- Ship from store

Ecom Penetration (% of sales)


4%
15%+
~25%
2019
2022
2025 Target

SPORTSMAN'S WAREHOUSE
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Copyright © 2022 Sportsman's Warehouse. 49 DEEPEN PRIVATE BRAND PENETRATION 1 2025 Target 2022 7% - 9% ~4% 1 Includes private brand sales and exclusive offerings. Penetration is expressed as a percentage of total sales

Copyright © 2022 Sportsman's Warehouse. 50 DISCIPLINED APPROACH TO M&A Adjacent Categories or Product to Attract a New Consumer Facilitates Accelerated / Strategic Store Growth Must Support Strategic Roadmap Accretive to Long - term EBIT Margins Key Acquisition Criteria 12 F&S Stores

FINANCIAL REVIEW & OUTLOOK Jeff White Chief Financial Officer

Copyright © 2022 Sportsman's Warehouse. 52 KEY HIGHLIGHTS AND TAKEAWAYS Strong underlying fundamentals driving growth Strong balance sheet & cash flow Well positioned to capture market share Disciplined financial model for store expansion Shareholder value driven capital allocation strategy

Copyright © 2022 Sportsman's Warehouse. 53 STRONG FINANCIAL PERFORMANCE Net Sales 1 ($M) Adjusted EBITDA 2 ($M) & Margin (%) Gross Profit ($M) & Margin (%) $68 $59 $163 $137 $121 8.1% 6.7% 11.2% 9.1% 8.2% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 FY18 FY19 FY20 FY21 TTM $849 $886 $1,452 $1,506 $1,478 FY18 FY19 FY20 FY21 TTM $285 $297 $476 $490 $483 33.6% 33.5% 32.8% 32.6% 32.7% $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 FY18 FY19 FY20 FY21 TTM 1 TTM = trailing 12 months from the end of 2Q22 2 See Appendix for reconciliation of non - GAAP measures

Copyright © 2022 Sportsman's Warehouse. 54 STRONG BALANCE SHEET WITH DISCIPLINED INVESTMENT APPROACH Copyright © 2022 Sportsman's Warehouse. 54 Omni - channel development (retail & e - commerce) Talent & technology New store growth Clear Capital Allocation Priorities Leverage Ratio 1 2.7x 2.6x 2.5x 0.5 1.5 2.5 3.5 FY17 FY18 FY19 FY20 FY21 0.0x Capital Expenditures ($M) & New Stores $32.1 $16.3 $49.1 $26.2 $53.5 12 5 11 9 10 FY17 FY18 FY19 FY20 FY21 0.6x Share repurchases Opportunistic acquisitions Target leverage ratio < 1.5x 1 Total Debt at end of period to Adj. EBITDA. See the Appendix for a reconciliation of Adjusted EBITDA to Net Income.

Copyright © 2022 Sportsman's Warehouse. 55 Total Cost Reductions Located along major corridor Faster service to eastern stores Decreased transportation expenses Support new store growth EXPLORING A STRATEGICALLY PLACED 2 ND DISTRIBUTION CENTER - 2024 Sportsman’s Warehouse Stores U.S. FOOTPRINT Current DC Future DC

Copyright © 2022 Sportsman's Warehouse. 56 NEW STORE PERFORMANCE 4 - Wall EBITDA: ~15 % ROIC: ~47% 2019 – 2021 (3 year average)

Copyright © 2022 Sportsman's Warehouse. 57 FY2025 TARGETS $ 1.8B - $ 2.0B Revenue: 8% - 10% AEBITDA: Path to sales & profitability goals High single to low double - digit organic growth from expansion into new and existing geographies 1 Operational efficiencies to drive higher gross margins and leverage operational expenses Growth of ecommerce penetration into new and existing markets Leverage our loyalty and customer databases Target leverage ratio < 1.5x Total of 190 – 210 stores ~25% ecom penetration Low single - digit SSS growth 1 Includes both same store and new store sales.

Copyright © 2022 Sportsman's Warehouse. 58 KEY GROWTH INITIATIVES TO ACHIEVE OUR LONG - TERM SALES AND EBITDA GOALS Expand Store Footprint Opportunistic Acquisitions Improved Product Merchandising Grow Loyalty and Credit Card Programs Leverage Omni - Channel Platform

APPENDIX

Copyright © 2022 Sportsman's Warehouse. 60 NON - GAAP TO GAAP RECONCILIATION TABLE Reconciliation of net income to adjusted EBITDA: Net income $ 14,614 $ 17,723 $ 16,612 $ 28,173 Interest expense 767 266 1,334 492 Income tax expense (benefit) 5,135 6,195 5,576 9,147 Depreciation and amortization 7,762 6,360 15,173 12,136 Stock-based compensation expense (1) 1,091 1,027 2,449 2,043 Pre-opening expenses (2) 553 1,183 1,504 1,378 Acquisition costs (3) - 2,461 - 5,306 Executive transition costs (4) 704 - 925 - Adjusted EBITDA $ 30,626 $ 35,215 $ 43,573 $ 58,675 Net sales $ 351,021 $ 361,778 $ 660,526 $ 688,770 Adjusted EBITDA margin 8.7% 9.7% 6.6% 8.5% (4) Expenses incurred relating to the recruitment and hiring of various key members of our senior management team. These events are not expected to be recurring. July 30, 2022 July 31, 2021 For the Twenty-Six Weeks Ended (1) Stock-based compensation expense represents non-cash expenses related to equity instruments granted to employees under our 2019 Performance Incentive Plan and Employee Stock Purchase Plan. SPORTSMAN’S WAREHOUSE HOLDINGS, INC. GAAP and Non-GAAP Measures (Unaudited) (in thousands, except per share data) (2) Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location. (3) The 13 and 26 weeks ended July 31, 2021, included $2.5 and $5.3 million of expenses incurred relating to the terminated merger with Great Outdoors Group. July 30, 2022 July 31, 2021 For the Thirteen Weeks Ended